M Fund, Inc. (the “Corporation”)
Supplement dated January 5, 2018 to the
Statement of Additional Information dated May 1, 2017, as amended

This supplement updates information in the Statement of Additional Information of the Corporation dated May 1, 2017. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling toll-free (888)736-2878, or on the Internet at http://www.mfin.com.

Effective January 1, 2018, in the section entitled “Management of the Funds,” the Interested Directors and Independent Directors of the Corporation table beginning on page 17 is deleted in its entirety and replaced with the following:

Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
INTERESTED DIRECTORS
Peter W. Mullin[2] 1125 NW Couch St., Suite 900 Portland, OR 97209 76	Director	21 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency) from 2008 to Present.	4	Avery Dennison (consumer packaging) from 1988 to 2013.
Lawton Nease[2] Nease Lagana Eden & Culley, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 73	Director	Seven Years	President, Nease, Lagana, Eden & Culley (life insurance advisory firm) from 1988 to present.	4	NLEC (specialty insurance).
INDEPENDENT DIRECTORS
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 74	Director and Chair of the Board	21 Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 65	Director and Audit Committee Chair	Nine Years	CEO and CIO, C.M. Capital Corp from February 2011 to present.	4	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 66	Director	Five Years	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust from June 1982 to 2014 (private foundation); President (2005 to present) and Director, Acorn Investors LLC from August 2004 to October 2015 (investment holding company); Principal Clifford Capital Partners LLC from April 2010 to present (investment manager).	4	Director, Oaktree Capital Group from November 2007 to present (investment manager).

1

In accordance with the Corporation’s current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation’s Articles of Incorporation.

2	Messrs. Mullin and Nease are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

●	Mr. Mullin has the power to vote 19.1% of the stock of M Financial Group, which controls the Adviser;
●	Mr. Nease owns 1.8% of the stock of M Financial Group;
●	Messrs. Mullin and Nease are Directors of M Financial Group; and
●	Mr. Nease is a Director of the Adviser.

Effective January 1, 2018, in the section entitled “Management of the Funds,” the fourth paragraph following the Officers of the Corporation table on page 19 is deleted in its entirety and replaced with the following:

The Corporation has two standing Committees, the Audit Committee and the Governance Committee. The Audit and Governance Committees were established by the Board at a meeting held on February 10, 2004. Messrs. Bidwell, Madding and Pierson are members of the Audit and Governance Committees of the Board. Mr. Madding is Chair of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The purposes of the Audit Committee are: (a) to oversee generally the Funds accounting and financial reporting policies and processes, including the Funds compliance with legal and regulatory requirements applicable thereto; (b) to oversee generally the quality, objectivity, and integrity of the Funds financial statements and the independent audit thereof, including the Funds controls over financial reporting; (c) to oversee the qualifications, independence, and performance of the Funds independent accountants; (d) to act as a liaison between the Funds independent accountants and the full Board; and (e) to act upon reports of or other information regarding deficiencies, weaknesses in internal controls and procedures for financial reporting, fraud or other similar matters. The Governance Committee, among other things, nominates persons to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees for the position of Director recommended by shareholders. During the past calendar year, the Audit Committee met twice and the Governance Committee met once.

Effective January 1, 2018, in the section entitled “Management of the Funds,” the table entitled “Share Ownership in the Funds as of December 31, 2016” on page 19 is deleted in its entirety and replaced with the following:

Name of Trustee/Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in the Corporation
Peter W. Mullin	M International Equity Fund over $100,000 M Large Cap Growth Fund over $100,000 M Capital Appreciation Fund over $100,000	over $100,000*
Lawton Nease	M International Equity Fund $10,001 - $50,000 M Large Cap Growth Fund $10,001 - $50,000 M Capital Appreciation Fund $10,001 - $50,000 M Large Cap Value Fund $10,001 - $50,000	over $100,000*
Gerald Bidwell	None	None
Wayne Pierson	None	None
Bruce W. Madding	None	None

*	Messrs. Mullin and Nease own shares of the Funds as a result of investment allocations made within their variable life insurance or annuity policies.

Effective January 1, 2018, in the section entitled “Management of the Funds,” the information beginning on page 19 is deleted in its entirety and replaced with the following:

The Directors and Officers, as a group, owned less than 1% of each Fund’s shares as of April 1, 2017.

Consistent with M Financial Group’s focus on client advocacy and leadership, the Corporation’s Board of Directors continues to provide valuable direction and insight that fuel differentiation. While there are no formal qualification requirements, Directors have certain perspectives, credentials, skills, and levels of experience that enhance their ability to serve on the Board, including:

(i)	knowledge of mutual funds, insurance, and/or financial services;

(ii)	a reputation for high professional integrity; and

(iii)

an ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board and the Adviser.

The following is a summary of the specific qualifications and experience of each Director:

Gerald Bidwell: Mr. Bidwell is an experienced business executive with over 33 years’ experience in the financial services industry. His experience includes various chief executive positions. He has a Bachelor’s degree in Finance. He has served on the Corporation’s Board of Directors and related committees for 21 years and possesses significant experience regarding the Corporation’s operations and history.

Bruce W. Madding: Mr. Madding is an experienced business executive with over 26 years’ experience in the financial services industry. His experience includes chief executive and chief financial officer positions and service as a director or trustee for various foundations. He has a Master’s degree in Business Administration and is a Certified Public Accountant. He has served on the Corporation’s Board of Directors and related committees for nine years and possesses significant experience regarding the Corporation’s operations and history.

Peter W. Mullin: Mr. Mullin is an experienced business executive with over 36 years’ experience with executive compensation and benefit issues. His experience includes various chief executive positions and service as a director or trustee of various public companies and foundations. He has a Bachelor’s degree in Economics. He has served on the Corporation’s Board of Directors and related committees for 21 years and possesses significant experience regarding the Corporation’s operations and history.

Lawton Nease: Mr. Nease is an experienced business executive with 46 years’ experience planning for estates and businesses in the affluent marketplace. His experience includes various chief executive positions and service as a director or trustee of various public companies and foundations. He has a Master’s degree in Business Administration and a Doctorate degree in Business. He has served on the Corporation’s Board of Directors and related committees for seven years.

Wayne G. Pierson: Mr. Pierson is an experienced business executive with over 34 years’ experience in the financial services industry. His experience includes chief executive and chief financial officer positions and service as a director or trustee for various trusts and companies. He has a Bachelor’s degree in Business Administration. He is a Certified Public Accountant and a Chartered Financial Analyst. He has served on the Corporation’s Board of Directors and related committees for five years.

Effective January 1, 2018, in the section entitled “Management of the Funds” the table beginning on page 20 is deleted in its entirety and replaced with the following:

During the year ended December 31, 2016, the Directors of the Corporation received the following compensation from the Corporation:

Name of Person, Position	Aggregate Compensation from the Corporation	Pension or Retirement Benefits Accrued as Part of the Corporation’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Corporation and Fund Complex Paid to Directors
INTERESTED DIRECTORS
Peter W. Mullin Director	$4,500	$0	$0	$4,500
Lawton Nease Director	$6,000	$0	$0	$6,000
INDEPENDENT DIRECTORS
Gerald Bidwell Director, and Chair of the Board	$39,000	$0	$0	$39,000
Neil E. Goldschmidt* Director	$26,000	$0	$0	$26,000
Bruce Madding Director, and Chair of the Audit Committee	$39,000	$0	$0	$39,000
Wayne Pierson Director	$29,000	$0	$0	$29,000

*	Mr. Goldschmidt was a member of the Board through December 31, 2017.